UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2017

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3430 E. Global Loop Tucson, AZ		85706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On July 27, 2017, HTG Molecular Diagnostics, Inc. (the “Company”) announced the initiation of its second development program with QIAGEN Manchester Limited (“QIAGEN”), a U.K. corporation and wholly owned subsidiary of QIAGEN N.V. under the companies’ Master Assay Development, Commercialization and Manufacturing Agreement (the “Master Agreement”). HTG EdgeSeq technology will be used in the program to develop gene expression profiling (“GEP”) assays for use with next-generation sequencing (“NGS”) technology in support of another pharmaceutical company’s therapeutic development and commercialization programs.

This new development program follows the announcement by the Company of the first statement of work under the Master Agreement and the recent announcement by QIAGEN that it has signed a new master collaboration agreement with Bristol-Myers Squibb to explore the use of NGS technologies to develop GEP assays for use with Bristol-Myers Squibb’s immuno-oncology therapies.

QIAGEN North American Holdings, Inc., a wholly owned subsidiary of QIAGEN N.V., owns 833,333 shares of the Company’s common stock.

Forward Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements associated with the anticipated benefits of, and activities expected to occur in connection with, the second development program under the Master Agreement. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based upon management’s current expectations, are subject to known and unknown risks, and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation, the risks that the activities initiated under the second development program may not be performed as expected, or at all, the risk that a formal statement of work regarding the second development program may not be executed, the risk that the development work may not support the development and commercialization of a diagnostic assay, and risks associated with the utility of the Company’s automation systems, proprietary profiling panels and solutions and the Company’s ability to successfully manufacture and supply its products. These and other factors are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including without limitation the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. All forward-looking statements contained in this report speak only as of the date on which they were made, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HTG Molecular Diagnostics, Inc.

Dated: July 27, 2017	By:	/s/ Shaun D. McMeans
Shaun D. McMeans
Vice President of Finance and Administration and Chief Financial Officer